                              SUBJECT TO REVISION

                     SERIES TERM SHEET DATED JUNE 17, 1998

                                  $654,300,000

                       FIRST USA CREDIT CARD MASTER TRUST
  $600,000,000 CLASS A FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1998-3
   $54,300,000 CLASS B FLOATING RATE ASSET BACKED CERTIFICATES, SERIES 1998-3

                                 FIRST USA BANK
                            TRANSFEROR AND SERVICER
                         ------------------------------

     THE OFFERED CERTIFICATES WILL REPRESENT INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR RECOURSE OBLIGATIONS OF FIRST USA BANK OR ANY AFFILIATE THEREOF. AN OFFERED CERTIFICATE IS NOT A DEPOSIT AND NEITHER THE OFFERED CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

     THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE OFFERED CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERED CERTIFICATES. THE INFORMATION PROVIDED HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

     THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.
                         ------------------------------

CREDIT SUISSE FIRST BOSTON

        BANC ONE CAPITAL MARKETS, INC.
                       BEAR, STEARNS & CO. INC.
                                     FIRST CHICAGO CAPITAL MARKETS, INC.
                                                            SALOMON SMITH BARNEY

                                SUMMARY OF TERMS

     This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1998-3 Supplement to the Pooling and Servicing Agreement (as amended, the "Pooling and Servicing Agreement") between First USA Bank (the "Bank"), as transferor (in such capacity, the "Transferor") and servicer (in such capacity, the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee").

Type of Securities............    Class A Floating Rate Asset Backed
                                    Certificates, Series 1998-3 (the "Class A
                                    Certificates") and Class B Floating Rate
                                    Asset Backed Certificates, Series 1998-3
                                    (the "Class B Certificates" and, together with the Class A Certificates, the "Offered Certificates").

Trust Assets..................    The property of the First USA Credit Card
                                    Master Trust (the "Trust") includes and will include receivables (the "Receivables") arising under certain VISA(R) and MasterCard(R)* revolving credit card accounts (the "Accounts") selected by the Transferor from a portfolio of VISA and MasterCard accounts owned by the Transferor, all monies due or to become due in payment of the Receivables, all proceeds of the Receivables and all monies on deposit in certain bank accounts of the Trust (other than certain investment earnings on such amounts), Recoveries, the Class A Interest Rate Swap and any enhancement issued with respect to any series issued from time to time by the Trust (each, a "Series") which will consist of one or more classes of certificates. The benefits of any enhancement issued with respect to any other Series will not be available for the benefit of the holders of the Certificates and the holders of the certificates of other Series will not be entitled to the benefits of any enhancement for this Series.

Trustee.......................    The Bank of New York (Delaware).

Certificateholders'
Interest......................    Each of the Offered Certificates represents an
                                    undivided interest in the Trust. The Trust's assets will be allocated among the Class A Certificateholders (the "Class A Certificateholders' Interest"), the Class B Certificateholders (the "Class B Certificateholders' Interest," and together with the Class A Certificateholders' Interest, the "Investor Interest"), the Excess Collateral Holders (the "Excess Collateral Holders' Interest "), the holders of other Series previously issued or issued at some future time pursuant to the Pooling and Servicing Agreement and the applicable series supplements to the Pooling and Servicing Agreement (each, a "Supplement") and the Transferor (the "Transferor Interest"), as described below.

---------------
* VISA(R) and MasterCard(R) are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

                                  The aggregate principal amount of the Class A
                                    Certificateholders' Interest and the Class B
                                    Certificateholders' Interest will, except as otherwise provided herein, remain fixed at $600,000,000 (the "Class A Invested Amount") and $54,300,000 (the "Class B Invested Amount"), respectively. The principal amount of the Transferor Interest will fluctuate as the amount of Receivables in the Trust changes from time to time.

                                  The "Excess Collateral Amount" in the initial
                                    amount of $68,700,000 (which amount
                                    represents 9.5% of the sum of the initial
                                    Class A Invested Amount, the initial Class B
                                    Invested Amount and the initial Excess
                                    Collateral Amount) constitutes enhancement for the Offered Certificates. Allocations will be made to the Excess Collateral Amount and the Excess Collateral Holders will have voting and certain other rights of a subordinated class of certificates. The Excess Collateral together with the Offered Certificates are referred to herein as the "Certificates."

                                  The Class A Certificates will represent the
                                    right to receive from the assets of the
                                    Trust allocated to the Class A
                                    Certificateholders' Interest funds up to
                                    (but not in excess of) the amounts required to make payments of interest on the Class A Certificates at the Class A Certificate Rate, and the payment of principal during the amortization period to the extent of the Class A Invested Amount (which may be less than the aggregate unpaid principal amount of the Class A Certificates, in certain circumstances).

                                  The Class B Certificates will represent the
                                    right to receive from the assets of the
                                    Trust allocated to the Class B
                                    Certificateholders' Interest funds up to
                                    (but not in excess of) the amounts required to make payments of interest on the Class B Certificates at the Class B Certificate Rate, and the payment of principal during the amortization period, following the final principal payment of the Class A Invested Amount to the holders of the Class A Certificates, to the extent of the Class B Invested Amount (which may be less than the aggregate unpaid principal amount of the Class B Certificates, in certain circumstances, if there has been a reduction of the Class B Invested Amount).

Receivables...................    The aggregate amount of Receivables in the
                                    Accounts (including the amount of
                                    Receivables in the additional Accounts added to the Trust on May 4, 1998 and June 5,
                                    1998), as of the close of business on April
                                    30, 1998, was $29,039,357,820, comprised of
                                    $28,175,168,883 of principal Receivables and
                                    $864,188,937 of finance charge Receivables.

Interest......................    Class A Certificate Rate: One-month LIBOR
                                  plus     %.
                                  Class B Certificate Rate: One-month LIBOR
                                  plus     %.

Interest Payment Dates........    Interest on the Certificates will be
                                    distributed on the 18th day of each calendar
                                    month or, if such day is not a business day,
                                    on the next succeeding business day (each, a
                                    "Distribution Date"), commencing July 20,
                                    1998, in an amount equal to the product of
                                    (a) the actual number of days in the related
                                    Interest Period divided by 360, (b) the
                                    Class A Certificate Rate or the Class B
                                    Certificate Rate, as applicable, and (c) the
                                    outstanding principal amount of the Class A
                                    Certificates or the outstanding principal
                                    amount of the Class B Certificates, as
                                    applicable, as of the last day of the
                                    preceding calendar month (or, in the case of
                                    the July 1998 Distribution Date, as of the
                                    Closing Date). The "Interest Period" with
                                    respect to any Distribution Date will be the
                                    period from the previous Distribution Date
                                    through the day preceding such Distribution
                                    Date, except that the initial Interest
                                    Period will be the period from the Closing
                                    Date through the day preceding the initial
                                    Distribution Date. "LIBOR" means the London
                                    interbank offered quotations for one-month
                                    United States dollar deposits prevailing on
                                    the date that LIBOR is determined. The
                                    Trustee will determine LIBOR on June   ,
                                    1998 for the period from the Closing Date through July 19, 1998 and on the second business day prior to each Distribution Date thereafter for the period from and including such Distribution Date through the day preceding the next succeeding Distribution Date.

Principal.....................    The principal of the Class A Certificates and
                                    the Class B Certificates is scheduled to be paid on the Class A Expected Final Payment Date and the Class B Expected Final Payment Date, respectively, but may be paid earlier or later under certain circumstances.

Class A Expected Final
   Payment Date...............    The June 2001 Distribution Date.

Class B Expected Final
   Payment Date...............    The June 2001 Distribution Date.

Stated Series Termination
Date..........................    The final distribution of principal and
                                    interest on the Certificates will be made no later than the February 2004 Distribution Date (the "Stated Series Termination Date"). After the Stated Series Termination Date, the Trust will have no further obligation to pay principal or interest on the Certificates.

Subordination of the Class B
   Certificates and the
   Excess Collateral..........    The Class B Certificateholders' Interest will
                                    be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates and the Class A Interest Rate Swap. In addition, the Excess Collateral Holders' Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates, the Class A Interest Rate Swap and the Class B Certificates. If the Excess Collateral

                                    Amount is reduced to zero, the Class B
                                    Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. To the extent the Class B Invested Amount is reduced, the percentage of collections of finance charge Receivables allocated to the Class B Certificateholders in subsequent Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the Class B
                                    Certificateholders will be reduced.

Class A Interest Rate Swap....    On or before the Closing Date, the Trustee, on
                                    behalf of the Trust, will enter into an
                                    interest rate swap agreement for the benefit of the Class A Certificates (as such agreement may be amended, supplemented or otherwise modified or replaced, the "Class A Interest Rate Swap") with a financial institution to be determined prior to the Closing Date (together with its successors and assigns in such capacity, the "Class A Swap Counterparty"). The Class A Interest Rate Swap will be effective from and including the Closing Date through and including the Transfer Date occurring in June 1999 subject to termination prior to such date upon the occurrence of certain events.

                                  In accordance with the terms of the Class A
                                    Interest Rate Swap, the amount payable by
                                    the Class A Swap Counterparty to the Trust
                                    will be, for each Transfer Date with respect
                                    to which the Class A Interest Rate Swap is
                                    in effect, an amount equal to the Class A
                                    Floating Amount. The "Class A Floating
                                    Amount" means an amount equal to the product
                                    of (i) a fraction, the numerator of which is
                                    the actual number of days in the Interest
                                    Period relating to such Transfer Date and
                                    the denominator of which is 360, (ii) the
                                    Class A Swap Floating Rate for the Interest
                                    Period relating to such Transfer Date, and
                                    (iii) the notional amount of the Class A
                                    Interest Rate Swap (the "Class A Notional
                                    Amount"), which will equal the outstanding
                                    principal amount of the Class A Certificates
                                    as of the last day of the preceding month
                                    (or, in the case of the first Distribution
                                    Date, as of the Closing Date). The "Class A
                                    Swap Floating Rate" will equal, with respect
                                    to any Interest Period,      % per annum
                                    above LIBOR with respect to the related
                                    Interest Period.

                                  The amount payable by the Trust to the Class A
                                    Swap Counterparty will be, for each Transfer
                                    Date with respect to which the Class A
                                    Interest Rate Swap is in effect, an amount
                                    equal to the Class A Fixed Amount. The
                                    "Class A Fixed Amount" means an amount equal
                                    to one-twelfth (or in the case of the first
                                    Transfer Date a fraction, the numerator of
                                    which is      and the denominator of which
                                    is 360) of the product of (a) the Class A
                                    Swap Fixed Rate and (b) the Class A Notional
                                    Amount as of the last day of the preceding
                                    month (or in the case of the first
                                    Distribution Date, as
                                    of the Closing Date). The "Class A Swap
                                    Fixed Rate" will equal      % per annum.

                                  The "Class A Net Swap Payment" for any
                                    Transfer Date means the amount by which the Class A Fixed Amount payable by the Trust to the Class A Swap Counterparty for such date exceeds the Class A Floating Amount payable by the Class A Swap Counterparty to the Trust for such date. The "Class A Net Swap Receipt" for any Transfer Date means the amount by which the Class A Floating Amount payable by the Class A Swap Counterparty to the Trust for such date exceeds the Class A Fixed Amount payable by the Trust to the Class A Swap Counterparty for such date.

                                  With respect to each Transfer Date on or prior
                                    to the termination of the Class A Interest
                                    Rate Swap, the Class A Net Swap Receipt, if any, will be deposited into the Finance Charge Account on such Transfer Date by the Trustee and treated as part of Class A Available Funds. The Class A Net Swap Payment, if any, will be paid to the Class A Swap Counterparty on the related Transfer Date out of Class A Available Funds and certain other available amounts allocated to the Class A Certificates, including Excess Finance Charge Collections and Reallocated Principal Collections. Pursuant to the Class A Interest Rate Swap, the Class A Swap Counterparty and the Servicer, on behalf of the Trustee, may at any time agree to terminate the Class A Interest Rate Swap or have the Class A Swap Counterparty assign its rights and obligations under the Class A Interest Rate Swap to a replacement swap counterparty.

ERISA Considerations..........    If certain conditions are satisfied, including
                                    that upon completion of the public offering thereof interests in the Class A Certificates are held by 100 or more persons independent of the Transferor and each other, the Class A Certificates should qualify as "publicly offered securities" for purposes of the "plan assets regulation" issued by the Department of Labor. In such event, the purchase and holding of Class A Certificates by an employee benefit plan (or other entity deemed to hold assets of such a plan) would not cause the assets of the
                                    Trust to be deemed "plan assets" of any such plan subject to the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended and the Internal Revenue Code of 1986, as amended. Further information regarding the status of the Class A Certificates as publicly offered securities will be provided in the Prospectus Supplement. Accordingly, plan investors contemplating the purchase of Class A Certificates should consult their counsel and review "ERISA Considerations" in the Prospectus and "Summary of Terms--ERISA Considerations" in the Prospectus Supplement prior to making any purchase of Class A Certificates.

                                  The Underwriters currently do not expect the
                                    Class B Certificates to qualify as publicly offered securities and, accordingly, the Class B Certificates may not be purchased by employee benefit plans (or entities deemed to hold assets of such plans, including without limitation any insurance company general account deemed to hold plan assets by reason of a plan's investment in the general account).

Certificate Ratings...........    It is a condition to the issuance of the Class
                                    A Certificates that they be rated in the highest rating category by at least one nationally recognized statistical rating organization (each such rating organization, a "Rating Agency").

                                  It is a condition to the issuance of the Class
                                    B Certificates that they receive a rating of at least "A" or its equivalent by at least one Rating Agency.

Listing.......................    Application will be made to list the Offered
                                    Certificates on the Luxembourg Stock
                                    Exchange.

                              RECENT DEVELOPMENTS

     The Bank has received approval from the Office of the Comptroller of the Currency to convert to a national bank charter. It is anticipated that this conversion will be completed on or about July 1, 1998. In addition, BANC ONE CORPORATION ("BANC ONE") may seek regulatory approval to expand the operations of the Bank beyond the credit card business. As a result of the merger of First USA, Inc. with and into BANC ONE on June 27, 1997 (the "FUSA/BANC ONE Merger"), the Bank is now an indirect wholly-owned subsidiary of BANC ONE.

     BANC ONE intends to consolidate substantially all of its current consumer credit card operations in the Bank. The Bank expects to add receivables in accounts originated by Bank One, N.A., Bank One, Arizona, N.A., and other affiliates thereof to the Trust. Such additions may commence in July 1998 following the completion of the consolidation. Such additions would be subject to the restrictions on additions of Accounts in the Pooling and Servicing Agreement.

     BANC ONE and First Chicago NBD Corporation ("FCN"), together with BANC ONE CORPORATION (DE), formerly Hornet Reorganization Corporation, have entered into an Agreement and Plan of Reorganization, dated as of April 10, 1998 (as the same may be amended or otherwise modified from time to time, the "BANC ONE/FCN Agreement"), pursuant to which BANC ONE and FCN will be merged into a new corporation ("Newco") organized to effect the merger (the "BANC ONE/FCN Merger"). Newco will be the surviving corporation in the BANC ONE/FCN Merger, at which time the separate corporate existence of BANC ONE and FCN will cease, provided that Newco will be renamed BANC ONE CORPORATION. The BANC ONE/FCN Merger is subject to the satisfaction of the terms and conditions stated in the BANC ONE/FCN Agreement, which include the approval of the respective shareholders of BANC ONE and FCN and certain regulatory approvals. Subject to the satisfaction of such terms and conditions stated in the BANC ONE/FCN Agreement, the BANC ONE/FCN Merger is targeted to be completed in the fourth quarter of 1998.

                        THE BANK'S CREDIT CARD PORTFOLIO

     The following tables set forth the delinquency and loss experience for each of the periods shown for the portfolio of VISA and MasterCard credit card accounts serviced by the Bank other than certain accounts that were not designated to have their receivables included in the Trust and which represented less than 1% of the accounts serviced by the Bank as of March 31, 1998 (the "Bank Portfolio"). In 1997 the Bank changed its charge-off policy to align it with that of BANC ONE. For the Trust, this change in charge-off policy was implemented over the course of a six month period which began in July 1997 and ended in December 1997. The Bank will now generally charge off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due. Receivables Delinquent 95 or more days and Net Losses in the following tables have been restated to reflect this change in charge-off policy for each of the periods shown.

     As of the close of business on April 30, 1998, the Receivables in the Trust Portfolio (including the Receivables in the additional Accounts added to the Trust on May 4, 1998 and June 5, 1998) represented approximately 98.2% of the Bank Portfolio. The accounts in the Bank Portfolio that are not included in the Trust Portfolio are primarily newly originated accounts with lower delinquency and loss rates than the average accounts in the Trust Portfolio which are generally more seasoned. Therefore, the actual delinquency and loss experience with respect to the Receivables in the Trust Portfolio may be different from that set forth below. There can be no assurance that the delinquency and loss experience for the Trust Portfolio will be similar to the historical experience set forth below because, among other things, economic and financial conditions affecting the ability of cardholders to make payments may be different from those that have prevailed during the periods reflected below.

                             DELINQUENCY EXPERIENCE
                                 BANK PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                                     AS OF DECEMBER 31, (1)
                                             THREE MONTHS ENDED       -----------------------------------------------------
                                               MARCH 31, 1998                   1997                        1996
                                          -------------------------   -------------------------   -------------------------
                                                        PERCENTAGE                  PERCENTAGE                  PERCENTAGE
                                                         OF TOTAL                    OF TOTAL                    OF TOTAL
                                          RECEIVABLES   RECEIVABLES   RECEIVABLES   RECEIVABLES   RECEIVABLES   RECEIVABLES
                                          -----------   -----------   -----------   -----------   -----------   -----------
Receivables Outstanding(2)..............  $28,660,853     100.00%     $28,888,003     100.00%     $22,119,202     100.00%
                                          ===========     ======      ===========     ======      ===========     ======
Receivables Delinquent:
  35-64 days............................  $   404,736       1.41%     $   425,464       1.47%     $   359,275       1.62%
  65-94 days............................      273,669       0.95          275,747       0.96          250,468       1.13
  95 or more days(3)....................      580,926       2.03          584,050       2.02          475,115       2.15
                                          -----------     ------      -----------     ------      -----------     ------
    Total...............................  $ 1,259,331       4.39%     $ 1,285,261       4.45%     $ 1,084,858       4.90%
                                          ===========     ======      ===========     ======      ===========     ======

                                           AS OF DECEMBER 31, (1)
                                          -------------------------
                                                    1995
                                          -------------------------
                                                        PERCENTAGE
                                                         OF TOTAL
                                          RECEIVABLES   RECEIVABLES
                                          -----------   -----------
Receivables Outstanding(2)..............  $17,411,514     100.00%
                                          ===========     ======
Receivables Delinquent:
  35-64 days............................  $   219,240       1.26%
  65-94 days............................      130,088       0.75
  95 or more days(3)....................      231,315       1.32
                                          -----------     ------
    Total...............................  $   580,643       3.33%
                                          ===========     ======

------------
(1) The information set forth in the table above is stated on a basis consistent with the Bank's current fiscal year. The Bank changed its fiscal year end from June 30 to December 31 in connection with the FUSA/BANC ONE Merger.
(2) The Receivables Outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts.
(3) The amount of Receivables Delinquent 95 or more days for each of the periods shown is stated on a basis consistent with the Bank's current policy of charging off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy, which applied during the periods shown above, was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due.

                                LOSS EXPERIENCE
                                 BANK PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                              THREE MONTHS
                                                 ENDED             YEAR ENDED DECEMBER 31, (1)
                                               MARCH 31,     ----------------------------------------
                                                  1998          1997           1996          1995
                                              ------------   -----------   ------------   -----------
Average Receivables Outstanding(2)..........  $28,886,506    $24,918,928   $ 18,986,458   $13,497,080
Gross Charge-Offs(3)........................      419,152      1,350,863        895,267       416,406
Gross Charge-Offs as a percentage of Average
  Receivables Outstanding(4)................         5.88%          5.42%          4.72%         3.09%
Recoveries(5)...............................       45,062        122,234         61,787        23,597
Net Losses(5)...............................      374,090      1,228,629        833,480       392,809
Net Losses as a percentage of Average
  Receivables Outstanding(4)................         5.25%          4.93%          4.39%         2.91%

------------
(1) The information set forth in the table above is stated on a basis consistent with the Bank's current fiscal year. The Bank changed its fiscal year end from June 30 to December 31 in connection with the FUSA/BANC ONE Merger.
(2) Average Receivables Outstanding is the average daily receivables during the periods indicated.
(3) Gross Charge-Offs are principal charge-offs before recoveries and do not include the amount of any reductions in Average Receivables Outstanding due to fraud, returned goods or customer disputes.
(4)  Annualized.
(5) Recoveries are included in the Trust as of July 1, 1996. Net Losses for each of the periods shown are stated on a basis consistent with the Bank's current policy of charging off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy, which applied during the periods shown above, was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due.

SUMMARY OF MONTHLY PAYMENT RATES

     The following table sets forth the highest and lowest cardholder monthly payment rates for the Bank Portfolio during any month in the period shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of principal Receivables and finance charge Receivables with respect to the Accounts.

                        CARDHOLDER MONTHLY PAYMENT RATES
                                 BANK PORTFOLIO

                                                    THREE MONTHS
                                                       ENDED            YEAR ENDED DECEMBER 31, (1)
                                                     MARCH 31,         -----------------------------
                                                        1998           1997        1996        1995
                                                    ------------       -----       -----       -----
Lowest Month......................................     13.38%          11.73%      10.16%       9.86%
Highest Month.....................................     15.49           14.99       11.86       11.73
Monthly Average...................................     14.24           13.03       11.18       10.90

RECEIVABLE YIELD CONSIDERATIONS

     The portfolio yield on the Bank Portfolio for each of the three years contained in the period ended December 31, 1997 and for the three months ended March 31, 1998 is set forth in the table below. The portfolio yields in the table are calculated on an accrual basis. The portfolio yield on Receivables included in the Trust is calculated on a cash basis. Portfolio yields calculated on an accrual basis may differ from portfolio yields calculated on a cash basis due to (a) a lag between when finance charges and fees are charged to cardholder accounts and when such finance charges and fees are collected and (b) finance charges and fees that are not ultimately collected from the cardholder. However, during the three years contained in the period ended December 31, 1997 and for the three months ended March 31, 1998, portfolio yield on an accrual basis approximated portfolio yield on a cash basis. Portfolio yield on both an accrual and a cash basis will also be affected by numerous factors, including changes in the periodic rates, variations in the rate of payments and new borrowings on the Accounts, the amount of the Annual Membership Fees and Other Charges, changes in the delinquency and loss rates on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur Periodic Finance Charges, which may in turn be caused by a variety of factors, including seasonal variations, the availability of other sources of credit and general economic conditions. Interchange allocated to the Trust with respect to the Receivables may vary from the amounts included in the table below because Interchange will be included in the Trust on an estimated basis by initially treating 1.3% of collections on the Receivables, other than collections with respect to Periodic Finance Charges, Annual Membership Fees and Other Charges, as Discount Receivables.

                                PORTFOLIO YIELD
                                 BANK PORTFOLIO

                                                 THREE MONTHS
                                                    ENDED               YEAR ENDED DECEMBER 31,
                                                  MARCH 31,         --------------------------------
                                                     1998            1997         1996         1995
                                                 ------------       ------       ------       ------
Average account monthly accrued fees and
  charges(1)(2)................................     $40.03          $39.90       $36.82       $32.35
Average account balance(3).....................      2,844           2,959        2,799        2,580
Portfolio yield from fees and charges(1)(4)....      16.89%          16.18%       15.79%       15.04%

------------
(1) Fees and charges are comprised of Periodic Finance Charges, Interchange, Annual Membership Fees and Other Charges.
(2) Average account monthly accrued fees and charges are presented net of adjustments made pursuant to the Bank's normal servicing procedures, including removal of incorrect or disputed Periodic Finance Charges, and include Interchange.
(3) Average account balance includes Purchases, Cash Advances and accrued and unpaid Periodic Finance Charges, Annual Membership Fees and Other Charges and is calculated based on the average of the month end balances for accounts with balances.
(4)  Annualized.

     The increase in portfolio yield for the years ended December 31, 1996 and December 31, 1997 and for the three months ended March 31, 1998 reflects changes in the overall pricing distribution of the Bank Portfolio. The accounts in the Bank Portfolio that are not included in the Trust Portfolio are primarily newly originated accounts with a greater proportion of Receivables arising pursuant to direct solicitations of low-rate, no annual fee credit cards, with on average a lower introductory rate, than the average accounts in the Trust Portfolio, which are more seasoned. Therefore, the actual portfolio yield with respect to the Receivables in the Trust Portfolio may be different from that set forth above.

                                THE RECEIVABLES

     The Receivables in the Accounts selected from the Bank Portfolio included in the Trust on the basis of criteria set forth in the Pooling and Servicing Agreement (the "Trust Portfolio") (including the additional Accounts added to the Trust on May 4, 1998 and June 5, 1998), as of the close of business on April 30, 1998, consisted of $28,175,168,883 of principal Receivables and $864,188,937 of finance charge Receivables. On the Closing Date, the Transferor will deposit
$          into the Finance Charge Account, which will be applied as collections of finance charge Receivables received during the initial Monthly Period and allocated to Series 1998-3. The Accounts, including such additional Accounts, had an average principal Receivable balance of $1,598 (including accounts with a zero balance) and an average credit limit of $8,335. The percentage of the aggregate total Receivable balance to the aggregate total credit limit was 19.7%.

     As of April 30, 1998, cardholders whose Accounts are included in the Trust Portfolio, including such additional Accounts, had billing addresses in 50 states, the District of Columbia and other United States territories and possessions. As of April 30, 1998, 75% of the Accounts, including such additional Accounts, were premium accounts and 25% were standard accounts, and the aggregate principal Receivable balances of premium accounts and standard accounts, as a percentage of the aggregate total principal Receivables, were 85% and 15%, respectively.

     The following tables summarize the Trust Portfolio (including the additional Accounts added to the Trust on May 4, 1998 and June 5, 1998) by various criteria as of the close of business on April 30, 1998. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                         COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO

                                                      PERCENTAGE
                                                       OF TOTAL                        PERCENTAGE OF
               ACCOUNT                  NUMBER OF     NUMBER OF        AMOUNT OF      TOTAL AMOUNT OF
            BALANCE RANGE                ACCOUNTS      ACCOUNTS       RECEIVABLES       RECEIVABLES
            -------------               ----------    ----------    ---------------   ---------------
Credit Balance........................     403,853        2.3%      $   (52,627,488)        (0.2)%
No Balance............................   7,306,422       41.4                    --           --
$0.01 to $2,000.00....................   5,243,789       29.7         3,276,943,006         11.3
$2,000.01 to $5,000.00................   2,631,196       15.0         9,211,753,957         31.7
$5,000.01 to $10,000.00...............   1,665,118        9.4        11,531,504,732         39.7
$10,000.01 or More....................     385,571        2.2         5,071,783,613         17.5
                                        ----------      -----       ---------------        -----
          TOTAL.......................  17,635,949      100.0%      $29,039,357,820        100.0%
                                        ==========      =====       ===============        =====

                          COMPOSITION BY CREDIT LIMIT
                                TRUST PORTFOLIO

                                                      PERCENTAGE
                                                       OF TOTAL                        PERCENTAGE OF
                CREDIT                  NUMBER OF     NUMBER OF        AMOUNT OF      TOTAL AMOUNT OF
             LIMIT RANGE                 ACCOUNTS      ACCOUNTS       RECEIVABLES       RECEIVABLES
             -----------                ----------    ----------    ---------------   ---------------
$0.00 to $2,000.00....................   1,508,086        8.6%      $   558,321,733          1.9%
$2,000.01 to $5,000.00................   4,170,485       23.6         5,450,731,194         18.8
$5,000.01 to $10,000.00...............   6,792,328       38.5        11,624,060,575         40.0
$10,000.01 or More....................   5,165,050       29.3        11,406,244,318         39.3
                                        ----------      -----       ---------------        -----
          TOTAL.......................  17,635,949      100.0%      $29,039,357,820        100.0%
                                        ==========      =====       ===============        =====

                      COMPOSITION BY PERIOD OF DELINQUENCY
                                TRUST PORTFOLIO

                                                      PERCENTAGE
        PERIOD OF DELINQUENCY                          OF TOTAL                        PERCENTAGE OF
         (DAYS CONTRACTUALLY            NUMBER OF     NUMBER OF        AMOUNT OF      TOTAL AMOUNT OF
             DELINQUENT)                 ACCOUNTS      ACCOUNTS       RECEIVABLES       RECEIVABLES
             -----------                ----------    ----------    ---------------   ---------------
Not Delinquent........................  17,073,043       96.8%      $26,551,675,391         91.4%
Up to 34 Days.........................     320,815        1.8         1,266,416,872          4.4
35 to 64 Days.........................      82,110        0.5           369,323,807          1.3
65 to 94 Days.........................      54,500        0.3           269,493,006          0.9
95 or More Days.......................     105,481        0.6           582,448,744          2.0
                                        ----------      -----       ---------------        -----
          TOTAL.......................  17,635,949      100.0%      $29,039,357,820        100.0%
                                        ==========      =====       ===============        =====

                         COMPOSITION OF ACCOUNTS BY AGE
                                TRUST PORTFOLIO

                                                      PERCENTAGE
                                                       OF TOTAL                        PERCENTAGE OF
                                        NUMBER OF     NUMBER OF        AMOUNT OF      TOTAL AMOUNT OF
                 AGE                     ACCOUNTS      ACCOUNTS       RECEIVABLES       RECEIVABLES
                 ---                    ----------    ----------    ---------------   ---------------
Less than or equal to 6 Months........   3,613,600       20.5%      $ 5,223,782,312         18.0%
Over 6 Months to 12 Months............   3,639,255       20.6         5,399,650,677         18.6
Over 12 Months to 24 Months...........   2,927,973       16.6         4,906,407,143         16.9
Over 24 Months to 36 Months...........   2,887,719       16.4         5,641,594,179         19.4
Over 36 Months to 48 Months...........   2,030,251       11.5         3,796,452,845         13.1
Over 48 Months to 60 Months...........   1,140,241        6.5         1,831,050,303          6.3
Over 60 Months........................   1,396,910        7.9         2,240,420,361          7.7
                                        ----------      -----       ---------------        -----
          TOTAL.......................  17,635,949      100.0%      $29,039,357,820        100.0%
                                        ==========      =====       ===============        =====

                     COMPOSITION BY GEOGRAPHIC DISTRIBUTION
                                TRUST PORTFOLIO

                                                          PERCENTAGE
                                                           OF TOTAL                        PERCENTAGE OF
                                            NUMBER OF     NUMBER OF        AMOUNT OF      TOTAL AMOUNT OF
                  STATE                      ACCOUNTS      ACCOUNTS       RECEIVABLES       RECEIVABLES
                  -----                     ----------    ----------    ---------------   ---------------
Alabama...................................     193,223        1.1%      $   339,962,984          1.2%
Alaska....................................      40,510        0.2            87,353,959          0.3
Arizona...................................     306,197        1.7           520,838,001          1.8
Arkansas..................................     146,195        0.8           230,080,033          0.8
California................................   2,155,739       12.2         3,990,288,060         13.8
Colorado..................................     303,283        1.7           511,980,519          1.8
Connecticut...............................     258,045        1.5           436,480,463          1.5
Delaware..................................      57,271        0.3            81,552,150          0.3
District of Columbia......................      33,779        0.2            62,316,782          0.2
Florida...................................   1,165,511        6.6         1,894,573,970          6.5
Georgia...................................     400,424        2.3           738,541,081          2.5
Hawaii....................................      78,951        0.4           149,844,690          0.5
Idaho.....................................      80,505        0.5           132,768,806          0.5
Illinois..................................     821,317        4.7         1,262,072,611          4.3
Indiana...................................     286,437        1.6           432,692,386          1.5
Iowa......................................      26,149        0.1            32,548,993          0.1
Kansas....................................     169,329        1.0           263,359,461          0.9
Kentucky..................................     203,109        1.2           293,176,542          1.0
Louisiana.................................     329,660        1.9           507,150,383          1.7
Maine.....................................      75,258        0.4           115,783,268          0.4
Maryland..................................     390,421        2.2           691,233,293          2.4
Massachusetts.............................     577,343        3.3           804,102,859          2.8
Michigan..................................     587,784        3.3           973,990,588          3.4
Minnesota.................................     251,332        1.4           341,982,744          1.2
Mississippi...............................     120,783        0.7           197,224,351          0.7
Missouri..................................     335,591        1.9           503,465,696          1.7
Montana...................................      67,189        0.4           107,636,452          0.4
Nebraska..................................     110,278        0.6           146,335,956          0.5
Nevada....................................     139,709        0.8           272,376,750          0.9
New Hampshire.............................      86,195        0.5           139,736,215          0.5
New Jersey................................     680,326        3.9         1,075,706,037          3.7
New Mexico................................     114,577        0.6           186,951,278          0.6
New York..................................   1,292,015        7.3         2,125,076,613          7.3
North Carolina............................     362,553        2.1           608,148,580          2.1
North Dakota..............................      39,910        0.2            53,683,168          0.2
Ohio......................................     725,438        4.1         1,103,542,311          3.8
Oklahoma..................................     281,681        1.6           432,192,748          1.5
Oregon....................................     247,718        1.4           424,668,087          1.5
Pennsylvania..............................     785,426        4.5         1,075,695,906          3.7
Rhode Island..............................      77,193        0.4           117,441,277          0.4
South Carolina............................     173,565        1.0           281,359,520          1.0
South Dakota..............................      42,042        0.2            63,308,094          0.2
Tennessee.................................     215,379        1.2           343,558,048          1.2
Texas.....................................   1,519,876        8.6         2,709,257,510          9.3
Utah......................................     117,555        0.7           177,291,641          0.6
Vermont...................................      39,067        0.2            60,979,486          0.2
Virginia..................................     459,782        2.6           798,040,009          2.7
Washington................................     415,760        2.4           767,194,827          2.6
West Virginia.............................     102,216        0.6           158,632,824          0.5
Wisconsin.................................      67,382        0.4            85,519,995          0.3
Wyoming...................................      35,967        0.2            53,450,342          0.2
Other U.S. territories and possessions....      43,004        0.3            76,209,473          0.3
                                            ----------      -----       ---------------        -----
         TOTAL............................  17,635,949      100.0%      $29,039,357,820        100.0%
                                            ==========      =====       ===============        =====

     Since the largest number of cardholders (based on billing addresses) whose accounts were included in the Trust as of April 30, 1998 were in California, Texas, New York, Florida and Illinois, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the Certificates.